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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): December 19, 1996 (December 10, 1996)
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                            SPIEKER PROPERTIES, L.P.
                          (Exact name of Registrant as
                            Specified in its Charter)

                                   CALIFORNIA
                          (State or Other Jurisdiction
                                of Incorporation)

                                   33-98372-01
                            (Commission File Number)

                                   94-3188774
                        (IRS Employer Identification No.)


                               2180 SAND HILL ROAD
                              MENLO PARK, CA 94025
                                 (415) 854-5600
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

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Item 5.  OTHER EVENTS.

         On December 10, 1996 Spieker Properties, L.P. (the "Issuer") closed the sale of $100,000,000 of its 7.125% Notes Due December 1, 2006 (the "2006 Notes") and $25,000,000 of its 7.875% Notes Due December 1, 2016 (the "2016 Notes") pursuant to an Indenture dated December 6, 1995 by and among the Issuer, Spieker
Properties, Inc., sole general partner of the Issuer, and State Street Bank and Trust Company. A copy of the 2006 Notes and Sixth Supplemental Indenture relating thereto and 2016 Notes and Seventh Supplemental Indenture relating thereto have been included as exhibits hereto.

Item 7.  EXHIBITS.

         (c)      7.125% Notes Due December 1, 2006

                  7.875% Notes Due December 1, 2016

                  Sixth Supplemental Indenture relating to the 2006 Notes

                  Seventh Supplemental Indenture relating to the 2016 Notes


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPIEKER PROPERTIES, L.P.




Date:  December 19, 1996      By:  /s/ Craig C. Vought
                                   --------------------------------------
                                   Craig C. Vought
                                   Executive Vice President
                                   Chief Financial Officer
                                   of Spieker Properties, Inc.,
                                   General Partner of Spieker Properties, L.P.


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                                  EXHIBIT INDEX


      EXHIBIT                                DESCRIPTION
--------------------    --------------------------------------------------------
        4.1             7.125% Notes Due December 1, 2006
        4.2             7.875% Notes Due December 1, 2016
        4.3             Sixth Supplemental Indenture relating to the 2006 Notes
        4.4             Seventh Supplemental Indenture relating to the 2016 Notes